                                                                    EXHIBIT 10.8

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is made and entered into to be effective as of the 1st day of January, 2001 between GREATE BAY CASINO CORPORATION, a Delaware corporation (the "Employer"), and JOHN
C. HULL (the "Employee") with reference to the foregoing.

                                    RECITALS
                                    --------

     A. Employer and Employee entered into that certain Employment Agreement dated as of February 13, 2000 (the "Existing Employment Agreement"); and

     B. Employer and Employee now desire to amend the Existing Employment Agreement as provided below.

                                   AGREEMENTS
                                   ----------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Paragraph 6 of the Existing Employment Agreement is hereby amended by deleting the reference therein to "December 31, 2000" and replacing it with a reference to "December 31, 2001."

2. Paragraph 8(b) of the Existing Employment Agreement is hereby amended by deleting the reference therein to "December 31, 2000" and replacing it with a reference to "December 31, 2001."

3. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4. If any provision of this First Amendment or the application hereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this First Amendment or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this First Amendment shall be valid and enforced to the fullest extent permitted by law.

5. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OF SUCH STATE'S DOCTRINES REGARD CONFLICTS OF LAWS.

6. Except as amended hereby, the Existing Employment Agreement shall continue in full force and effect without any further action by the parties thereto. On or after the effective date of this First Amendment, references to the "Agreement" in the Existing Employment Agreement, as amended hereby, shall be deemed to mean, for purposes of determining the rights, remedies, obligations and liabilities of the parties thereto and all other purposes, the Existing Employment Agreement, as amended by this First Amendment.

         IN WITNESS WHEREOF, the parties to this First Amendment have executed such First Amendment effective as of the date first set forth above.

                            /s/ John C. Hull
                           ----------------------------------------------------
                           John C. Hull


                           GREATE BAY CASINO CORPORATION


                           By:     /s/ Edward T. Pratt III
                              -------------------------------------------------
                                   Name: Edward T. Pratt III
                                   Title: President and Chief Operating Officer

                                       2